21. Commitments and Contingencies 1	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Commitments and Contingencies

Platte River Insurance Company (“Platte River”) instituted an action on April 8, 2015 in the United States District Court for the District of Massachusetts in which Platte River claims that the Company signed as a co-indemnitor in support of surety bonds issued by Platte River on behalf of Prime Solutions for the benefit of Honeywell pursuant to Prime Solutions, Inc.’s (“Prime”) solar project located in Worcester Massachusetts (the “Prime Contract”).  The Company filed its answer to the complaint, denying the allegations of Platte River.  On February 1, 2016 the Company received a demand letter from Platte River for immediate payment of an $868,617 claim under the terms of the co-indemnity agreement.  The Company continues to deny the allegations and will not agree to the demand.  The Company’s maximum liability exposure under the bond is $1,412,544, if Prime failed to meet its contracted obligations.  In October 2014, the Company determined it probable that Prime did fail to meet its contracted obligations under the Prime Contract, and therefore, the potential existed that the Company may have to meet outstanding Prime Contract obligations. The Company has evaluated the status of the project, amounts paid to date on the contract and assessed the remaining work to be performed.  Notwithstanding the demand letter from Platte River, the Company continues to believe its potential obligation under the Prime Contract is approximately $650,000, and that amount was accrued as a Selling, General and Administrative expense on the Consolidated Statement of Operations during 2014. The Company intends to vigorously defend this litigation.

Legal Proceedings:

The Company and two senior executives of the Company are named as defendants in a class action proceeding filed on June 23, 2015, in the U.S. District Court for the Central District of California.  On September 24, 2015, the U.S. District Court for the Central District of California granted a motion to transfer the lawsuit to the United States District Court for the District of Colorado.  On October 14, 2015, the Court appointed David Hampton as Lead Plaintiff and approved Hampton’s selection of the law firm Levi & Korsinsky LLP as Lead Counsel.  Plaintiff filed an Amended Complaint on January 4, 2016.  The Amended Complaint alleges violations of the federal securities laws on behalf of a class of persons who purchased shares of the Company’s common stock between October 17, 2014 and June 15, 2015.  In general, the Amended Complaint alleges that false or misleading statements were made or that there was a failure to make appropriate disclosures concerning the Company’s cyber security business and products.  On February 18, 2016, Defendants filed a motion to dismiss Plaintiff’s Amended Complaint.  Plaintiff’s opposition to the motion to dismiss is due on or before April 4, 2016, and Defendants’ reply is due on or before May 4, 2016.  We cannot predict the outcome of this lawsuit; however, the Company believes that the claims lack merit and intends to defend against the lawsuit vigorously.  No liability, if any that may result from this matter has been recorded on the Consolidated Financial Statements.